UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2014

bBooth, Inc.
 (Exact name of registrant as specified in its charter)
Nevada	000-55314	46-1669753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1157 North Highland Avenue, Suite C Hollywood, California		90038
(Address of principal executive offices)		(Zip Code)

(855) 250-2300
 (Registrant's telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[ ]	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[ ]	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

ITEM 1.01.                          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Secured Promissory Notes
On December 11, 2014, Songstagram, Inc. ("Songstagram") and Rocky Wright ("Wright") issued secured promissory notes (collectively, the "Promissory Notes") in connection with advances that our company made to Songstagram and Wright.  The advances were made by our company in connection with ongoing negotiations for a possible acquisition of Songstagram or its assets by our company. Pursuant to the Promissory Notes, Songstagram has promised to pay us the principal sum of $475,000, together with interest at a rate equal to 8% per annum and Wright has promised to pay us the principal sum of $386,435.17, together with interest at a rate equal to 8% per annum.  All unpaid principal, together with any then unpaid and accrued interest and other amounts payable under the Promissory Notes, will be due and payable on the earlier of (i) our demand for payment; or (ii) when, upon or after the occurrence of an event of default, we declare such amounts due and payable or such amounts are made automatically due and payable under the terms of the Promissory Notes.  During any period in which an event of default has occurred and is continuing, Songstagram and Wright, as applicable, will pay interest on the unpaid principal balance at a rate of 13% per annum.  The Promissory Notes may be prepaid without our prior written consent.  The full amounts of the Promissory Notes are secured by all of Songstagram's assets and all of Wright's assets related to Songstagram, as applicable, in accordance with security agreements dated December 11, 2014, as described below.
Security Agreements
In connection with the Promissory Notes, we entered into security agreements (collectively, the "Security Agreements") with Songstagram and Wright dated December 11, 2014.  Pursuant to the Security Agreements, Songstagram and Wright, as applicable, have agreed to, among other things, (i) pay all secured obligations when due; (ii)  upon or following the occurrence of an event of default, pay all of our costs and expenses, including reasonable attorneys' fees, incurred by us in the perfection, preservation, realization, enforcement and exercise of our rights, powers and remedies under the Security Agreements; and (iii) execute and deliver such documents as we deem necessary to create, perfect and continue the security interests.
ITEM 9.01.                          FINANCIAL STATEMENTS AND EXHIBITS
10.1	Secured Promissory Note dated December 11, 2014 from Songstagram, Inc.
10.2	Secured Promissory Note dated December 11, 2014 from Rocky Wright
10.3	Security Agreement dated December 11, 2014 with Songstagram, Inc.
10.4	Security Agreement dated December 11, 2014 with Rocky Wright

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2014	bBOOTH, INC. By: /s/ Rory J. Cutaia Name: Rory J. Cutaia Title: Chairman and Chief Executive Officer

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